FAIR VALUE MEASUREMENTS	12 Months Ended
Jun. 30, 2021
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS
NOTE 15 - FAIR VALUE MEASUREMENTS
Financial instruments include cash and cash equivalents, short-term investments, accounts receivable, accounts receivable retention, other receivables, amounts due to or from related parties, accounts payable, short-term bank loans, long-term bank loans and bifurcated derivative. The carrying values of these financial instruments, other than long-term bank loans and a bifurcated derivative (which is a recurring fair value measurement), approximate their fair values due to their short-term maturities. The carrying value of the Company’s long-term bank loans other than the Convertible Bond approximates its fair value as the long-term bank loans are subject to floating interest rates. The carrying value of the Company’s long-term bank loans which are subject to fixed interest rates approximates its fair value as the market interest rate has not significantly changed from the borrowing date to June 30,
2021. These assets and liabilities, excluding cash (which fall into level 1 of the fair value hierarchy), fall into level 2 of the fair value hierarchy. The carrying value of the Convertible Bond is
nil and nil as of June 30, 2020 and 2021, respectively. The fair value measurement of the Convertible Bond falls into level 3 of the fair value hierarchy. There were no assets
and liabilities measured at fair value on a recurring basis as of June 30, 2020 and 2021.